PIONEER
                                   -----------
                                     MID CAP
                                     GROWTH
                                      FUND

                                   Semiannual
                                     Report

                                    3/31/03

                                     [LOGO]

Table of Contents
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Letter to Shareowners                         1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               6

Schedule of Investments                       9

Financial Statements                         18

Notes to Financial Statements                24

Trustees, Officers and Service Providers     29

Pioneer Mid Cap Growth Fund

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LETTER TO SHAREOWNERS 3/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
World events drove markets early this year. Uncertainty over war in Iraq brought steep declines in equities and a continued flight to bonds, especially government issues. Stocks rallied when the war began, sagged for a time, then rose modestly as the successful military campaign wound down.

Investors soon turned their attention to domestic concerns, not all of them tied to the war: sagging consumer confidence, rising unemployment made worse by call-ups of reservists and the uncertain outlook for corporate earnings. In addition, a long, harsh winter hampered economic activity, as did the high prices Americans were paying to power their cars, homes and businesses.

The Federal Reserve Board appears committed to keeping interest rates low to prevent the economy from slumping further. A weaker U.S. dollar may also act as a stimulus, as American export goods become more affordable for overseas buyers.

Independent research remains the key

Pioneer is not in the business of forecasting economic trends or predicting geopolitical events. Our focus remains, as it has for over 75 years, on intensive analysis of hundreds of companies to find the best values for our shareowners; this slow economic period has brought many valuations to what we believe are attractive levels. Our managers and analysts are concentrating on companies with demonstrably strong finances and positive prospects. Financially strong companies have greater potential to prosper when the economy eventually rights itself. Pioneer's fixed-income experts are also finding bonds, both here and overseas, that offer good current yields and the potential for higher prices.

Overall, we are taking a cautious approach, with somewhat greater emphasis on growth than was the case a few months ago; that's because we expect the economy to regain strength later this year. Our ability to uncover solid value is supported by expanded research capabilities, both in the U.S. and in the overseas offices of UniCredito Italiano, S.p.A., our parent organization.

Consult a trusted advisor

It's tempting to change course in turbulent times while world news dominates our consciousness. But timing the market - moving in and out with short-term factors - can be costly in terms of lost opportunities; there's no predicting when a rebound might begin. You can temper that risk by relying on dispassionate professional advice. So invest the time it takes to meet with a trusted financial advisor who brings the dual advantages of knowledge and experience to the table.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ John A. Carey

John A. Carey
Executive Vice President
Director of Portfolio Management U.S.


                                                                               1
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Pioneer Mid Cap Growth Fund

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PORTFOLIO SUMMARY 3/31/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Data below is represented by a pie chart in the original report]

            U.S. Common Stocks                               85.6%
            Short-Term Cash Equivalents                       7.5%
            Exchange Traded Funds                             4.6%
            Depositary Receipts for International Stocks      1.5%
            Convertible Bonds                                 0.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Data below is represented by a pie chart in the original report]

            Health Care                                     26.2%
            Information Technology                          22.2%
            Consumer Discretionary                          14.8%
            Industrials                                      9.8%
            Financials                                       7.2%
            Energy                                           5.8%
            Exchange Traded Funds                            5.1%
            Materials                                        4.3%
            Consumer Staples                                 4.1%
            Telecommunication Services                       0.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment in securities)

------------------------------------------------------------------------------
1. Scios, Inc.                   2.85%   6. Mylan Laboratories, Inc.     1.71%
------------------------------------------------------------------------------
2. NASDAQ 100 Index Traded               7. St. Jude Medical, Inc.       1.52
   Fund                          2.74
------------------------------------------------------------------------------
3. Russell Midcap Growth                 8. McCormick & Co., Inc.        1.46
   Index Fund, Ishares           2.26
------------------------------------------------------------------------------
4. Biovail Corp. International   2.18    9. H & R Block, Inc.            1.45
------------------------------------------------------------------------------
5. Barr Laboratories, Inc.       1.92   10. Mattel, Inc.                 1.44
------------------------------------------------------------------------------

Fund holdings will vary for other periods.


2
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Pioneer Mid Cap Growth Fund

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PERFORMANCE UPDATE 3/31/03                           CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        3/31/03   9/30/02
                 $10.15    $9.65

Distributions per Share   Income      Short-Term      Long-Term
(10/1/02 - 3/31/03)       Dividends   Capital Gains   Capital Gains
                          $  -        $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Growth Fund at public offering price, compared to that of the Russell Midcap Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2003)

             Net Asset    Public Offering
Period         Value          Price*
 10 Years       2.46%          1.86%
 5 Years       -6.46          -7.56
 1 Year       -27.96         -32.11
--------------------------------------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Data below is represented by a mountain chart in the original report]

Value of $10,000 Investment

    Date     Value    Russell Midcap
                          Growth

3/31/1993    $9,425      $10,000
             $9,750      $10,674
9/30/1994   $10,006      $10,933
            $11,631      $14,176
9/30/1996   $12,632      $16,492
            $15,330      $21,380
9/30/1998   $12,892      $19,375
            $15,353      $26,584
9/30/2000   $23,019      $42,632
            $13,752      $20,563
9/30/2002   $11,431      $17,375
3/31/2003   $12,023      $18,965

The Fund adopted its current investment objective on February 1, 1996. Prior to that date, the Fund's objective was growth and income from a portfolio primarily of small-capitalization stocks.

The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                                                                               3
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Pioneer Mid Cap Growth Fund

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PERFORMANCE UPDATE 3/31/03                           CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        3/31/03   9/30/02
                 $9.06     $8.66

Distributions per Share   Income      Short-Term      Long-Term
(10/1/02 - 3/31/03)       Dividends   Capital Gains   Capital Gains
                          $  -        $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2003)

                    If           If
Period             Held       Redeemed
Life-of-Class
(2/1/96)          -0.48%       -0.48%
5 Years           -7.58        -7.70
1 Year           -28.94       -31.78
--------------------------------------------------------------------------------

*  Reflects deduction of the maximum applicable contingent deferred sales charge
   (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Data below is represented by a mountain chart in the original report]

Value of $10,000+ Investment

    Date       Value    Russell Midcap
                            Growth

2/29/1996     $10,000       $10,000
              $10,765       $10,812
9/30/1997     $12,904       $14,017
              $10,728       $12,702
9/30/1999     $12,634       $17,428
              $18,763       $27,949
9/30/2001     $11,055       $13,481
               $9,049       $11,391
3/31/2003      $9,467       $12,433

+ Index comparison begins 2/29/96. The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index.

   Past performance does not guarantee future results. return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


4
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Pioneer Mid Cap Growth Fund

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PERFORMANCE UPDATE 3/31/03                           CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        3/31/03   9/30/02
                 $9.36     $8.96

Distributions per Share   Income      Short-Term      Long-Term
(10/1/02 - 3/31/03)       Dividends   Capital Gains   Capital Gains
                          $  -        $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Growth Fund at public offering price, compared to that of the Russell Midcap Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of March 31, 2003)

                   Net Asset    Public Offering
Period               Value        Price/CDSC*
Life-of-Class
(2/1/96)             -0.27%         -0.41%
5 Years              -7.56          -7.75
1 Year              -28.98         -29.68
--------------------------------------------------------------------------------

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[Data below is represented by a mountain chart in the original report]

Value of $10,000+ Investment

    Date       Value    Russell Midcap
                            Growth

2/29/1996      $9,900       $10,000
              $10,686       $10,812
9/30/1997     $12,937       $14,017
              $10,767       $12,702
9/30/1999     $12,719       $17,428
              $18,901       $27,949
9/30/2001     $11,139       $13,481
               $9,106       $11,391
3/31/2003      $9,513       $12,433

+ Index comparison begins 2/29/96. The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index.

   Past performance does not guarantee future results. return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.


                                                                               5
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Pioneer Mid Cap Growth Fund

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PORTFOLIO MANAGEMENT DISCUSSION 3/31/03
--------------------------------------------------------------------------------

Despite challenges that included an impending war and a volatile market, Pioneer Mid Cap Growth Fund delivered positive returns over the last six months. In the following pages, portfolio manager Eric Weigel describes the conservative strategies he employed during the period and some of the decisions that affected results.

Q: Please tell us about conditions in the market over the last six months.

A. The period began near the market bottom that occurred in early October. Pessimism was widespread regarding the ability of the economy to recover and of companies to resume earnings growth, even without the threat of war.

   The market gained strength into November, fell in December and staged a brief comeback after the first of the year. A new slide then stretched into early March, and a rally accompanied the start of the war in Iraq.

Q: Given that uncertainty, how did the Fund perform?

A. Pioneer Mid Cap Growth Fund's Class A, B and C shares had total returns of 5.18%, 4.62% and 4.46%, respectively, at net asset value, for the six months ended March 31, 2003. The Russell Midcap Growth Index, the Fund's benchmark, had a return of 9.14% for the same period.

Q: What strategies did you employ to try to cope with market volatility?

A. Primarily, we sought to manage the Fund cautiously, avoiding volatile sectors and allowing cash to build up, particularly in the fourth quarter of 2002. Consistent with our established style, we tried to own stocks with strong growth prospects and reasonable valuations. However, stocks with higher valuations were the better performers, accounting in part for our underperformance compared to the benchmark. In addition, the decision not to fully deploy cash meant lost opportunity when the market rose early this year. Also, our underexposure to technology stocks relative to the benchmark hurt comparative performance when tech stocks rallied sharply.


6
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Pioneer Mid Cap Growth Fund

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Q: Why did the market favor high-valuation stocks against such an uncertain background?

A. As sometimes happens, many stocks that rebounded over the last six months were among those that had declined most severely. They tended to be more volatile issues than the stocks that we own; their high price/earnings ratios often reflected drastically reduced earnings.

Q: What were some of your disappointments over the period?

A. L3, a telecommunications company, hurt results. L3 manufactures communications software for unmanned aircraft as well as bomb detection equipment for airports. Results should improve over the next few years if, as we anticipate, defense and homeland security budgets expand. We also lost ground in the energy and telecommunications services sectors due to our stock selection. The poor economic outlook hurt industrial conglomerate SBX Corporation.

Q: Please comment on the health care sector, where the Fund has a large commitment.

A. Biotech specialist Scios was an outstanding performer, thanks to its pending acquisition by Johnson & Johnson (not in the portfolio). Natrecor, Scios' congestive heart failure drug, was the principle attraction. HMO companies Wellpoint and Anthem rose modestly.

   Stocks of three drug manufacturers did well. Biovail makes controlled-release drug delivery systems and generic drugs; Mylan Laboratories is active in generic and branded medications; and Barr Labs focuses on niche drugs with sales potential below the needs of major pharmaceutical companies. St. Jude Medical, which makes pacemakers, heart valves and other medical devices, was another strong gainer. However, we took losses in Transkaryotic Therapies when the Food and Drug Administration rejected the company's key gene-therapy application.

Q: What were results among consumer stocks, which are also prominent in the portfolio?

A. Within this broad sector, results were best among consumer discretionary issues. Retailers tend to prosper when interest rates


                                                                               7
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Pioneer Mid Cap Growth Fund

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PORTFOLIO MANAGEMENT DISCUSSION 3/31/03                           (continued)
--------------------------------------------------------------------------------

   are low and two of our selections, chosen for their attractive valuations, rose sharply. Liz Claiborne sells a wide range of fashion apparel, while Abercrombie & Fitch targets premium clothing to the teen and college markets. GTECH, which makes software for casino games and lotteries, overcame low expectations for consumer spending and benefited from the demand for new gaming ideas.

   Toy maker Mattel scored a strong gain as turnaround measures, including the divestiture of the Learning Company stores and the appointment of a new CEO, drew investor attention. We sold our small position in McDonald's because we saw nothing to convince us that the company could remedy its faltering results.

   Consumer staples companies fared poorly overall. But McCormack & Co., the maker of spices, was a good performer thanks to its solid business model and the addition of its stock to the Standard & Poor's 500 Stock Index.

Q: What about financial issues?

A. We are still cautious about the financially sensitive home-building industry. Instead, we favored Radian Group and PMI Group, which sell insurance to issuers of municipal bonds. However, we recently cut back exposure in this area because of the growing debt load that state and local governments are taking on to contend with slumping tax revenues. We continue to favor Sallie Mae (Student Loan Marketing Association), which dominates the college-tuition lending business.

Q: What is your outlook for the upcoming months?

A. We believe growth expectations will be cut back over the rest of this year; for that reason we are maintaining our conservative stance. There is still more pessimistic than optimistic news on the economic front, and we have seen few statistics pointing to a sustainable recovery. More of the data seem to suggest that conditions remain sluggish and that the relative standstill state of the economy may persist through beyond the end of the war. However, we do not think that another recession is on the horizon.


8
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Pioneer Mid Cap Growth Fund

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SCHEDULE OF INVESTMENTS 3/31/03 (unaudited)
--------------------------------------------------------------------------------

Principal
    Amount                                                          Value
              CONVERTIBLE CORPORATE BONDS - 0.8%
              Pharmaceuticals & Biotechnology - 0.8%
              Biotechnology - 0.8%
$ 3,000,000   Scios, Inc., 5.5%, 8/15/09 (144A)                 $  3,641,250
                                                                ------------
              TOTAL CONVERTIBLE CORPORATE BONDS
              (Cost $3,000,000)                                 $  3,641,250
                                                                ------------
    Shares
              COMMON STOCKS - 87.1%
              Energy - 5.4%
              Oil & Gas Drilling - 2.3%
     75,100   BJ Services Co.*                                  $  2,582,689
    124,900   ENSCO International, Inc.                            3,186,199
     75,000   Tidewater, Inc.                                      2,154,000
    130,000   Varco International, Inc.*                           2,380,300
                                                                ------------
                                                                $ 10,303,188
                                                                ------------
              Oil & Gas Exploration & Production - 3.1%
     78,000   Murphy Oil Corp.                                  $  3,445,260
    205,700   Ocean Energy, Inc.                                   4,114,000
    174,000   Pioneer Natural Resources Co.*                       4,367,400
    135,500   Suncor Energy, Inc.                                  2,367,185
                                                                ------------
                                                                $ 14,293,845
                                                                ------------
              Total Energy                                      $ 24,597,033
                                                                ------------
              Materials - 4.0%
              Diversified Metals & Mining - 1.4%
    177,000   Freeport-McMoRan Copper & Gold, Inc. (Class B)*   $  3,017,850
    107,200   Phelps Dodge Corp.*                                  3,481,856
                                                                ------------
                                                                $  6,499,706
                                                                ------------
              Paper Products - 1.0%
    120,300   Bowater, Inc.                                     $  4,469,145
                                                                ------------
              Precious Metals & Minerals - 1.0%
    170,000   Newmont Mining Corp.                              $  4,445,500
                                                                ------------
              Specialty Chemicals - 0.6%
     69,000   Valspar Corp.                                     $  2,824,170
                                                                ------------
              Total Materials                                   $ 18,238,521
                                                                ------------

   The accompanying notes are an integral part of these financial statements.
                                                                               9
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Pioneer Mid Cap Growth Fund

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SCHEDULE OF INVESTMENTS 3/31/03 (unaudited)                       (continued)
--------------------------------------------------------------------------------

   Shares                                                      Value
              Capital Goods - 3.1%
              Electrical Components & Equipment - 0.7%
 121,500      American Power Conversion Corp.*            $  1,730,160
 369,900      Sanmina-SCI Corp.*                             1,494,396
                                                          ------------
                                                          $  3,224,556
                                                          ------------
              Industrial Conglomerates - 1.2%
  82,000      American Standard Companies, Inc.*          $  5,639,140
                                                          ------------
              Industrial Machinery - 1.2%
 159,200      SPX Corp.*                                  $  5,438,272
                                                          ------------
              Total Capital Goods                         $ 14,301,968
                                                          ------------
              Commercial Services & Supplies - 5.4%
              Data Processing Services - 2.6%
  60,000      The BISYS Group, Inc.*                      $    979,200
 193,247      Concord EFS, Inc.*                             1,816,522
 141,100      DST Systems, Inc.*                             3,837,920
 132,200      Equifax, Inc.                                  2,642,678
  80,000      Fiserv, Inc.*                                  2,518,400
                                                          ------------
                                                          $ 11,794,720
                                                          ------------
              Diversified Commercial Services - 2.8%
  53,779      Apollo Group, Inc.*                         $  2,683,572
 129,600      Convergys Corp.*                               1,710,720
 143,700      H & R Block, Inc.                              6,134,553
 142,465      IMS Health, Inc.                               2,223,879
                                                          ------------
                                                          $ 12,752,724
                                                          ------------
              Total Commercial Services & Supplies        $ 24,547,444
                                                          ------------
              Transportation - 0.6%
              Railroads - 0.6%
  59,600      Canadian National Railway Co.               $  2,550,880
                                                          ------------
              Total Transportation                        $  2,550,880
                                                          ------------
              Automobiles & Components - 0.6%
              Auto Parts & Equipment - 0.6%
  60,800      Borg-Warner Automotive Inc.                 $  2,908,672
                                                          ------------
              Total Automobiles & Components              $  2,908,672
                                                          ------------

   The accompanying notes are an integral part of these financial statements.
10
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Pioneer Mid Cap Growth Fund

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--------------------------------------------------------------------------------

   Shares                                                        Value
              Consumer Durables & Apparel - 2.7%
              Apparel, Accessories & Luxury Goods - 1.1%
  80,300      Abercrombie & Fitch Co.*                      $  2,411,409
 146,400      TJX Companies, Inc.                              2,576,640
                                                            ------------
                                                            $  4,988,049
                                                            ------------
              Homebuilding - 0.3%
 140,000      Walter Industries, Inc.                       $  1,220,800
                                                            ------------
              Leisure Products - 1.3%
 271,700      Mattel, Inc.                                  $  6,113,250
                                                            ------------
              Total Consumer Durables & Apparel             $ 12,322,099
                                                            ------------
              Hotels, Restaurants & Leisure - 4.5%
              Casinos & Gaming - 1.3%
  53,800      Harrah's Entertainment Inc.*                  $  1,920,660
  25,000      International Game Technology*                   2,047,500
 289,700      Park Place Entertainment Corp.*                  2,062,664
                                                            ------------
                                                            $  6,030,824
                                                            ------------
              Hotels, Resorts & Cruise Lines - 0.3%
  56,100      Starwood Hotels & Resorts                     $  1,334,619
                                                            ------------
              Restaurants - 2.9%
  65,442      Bob Evans Farms                               $  1,576,498
 112,600      Brinker International Inc.*                      3,434,300
 204,400      Starbucks Corp.*                                 5,265,344
 133,200      Tricon Global Restaurants, Inc.*                 3,240,756
                                                            ------------
                                                            $ 13,516,898
                                                            ------------
              Total Hotels, Restaurants & Leisure           $ 20,882,341
                                                            ------------
              Retailing - 5.4%
              Apparel Retail - 2.0%
 129,900      Jones Apparel Group, Inc.*                    $  3,563,157
 107,700      Liz Claiborne, Inc.                              3,330,084
 319,400      Tommy Hilfiger Corp.*                            2,309,262
                                                            ------------
                                                            $  9,202,503
                                                            ------------
              Computer & Electronics Retail - 0.6%
  76,900      Radioshack Corp.                              $  1,714,101
  49,400      Tech Data Corp.*                                 1,182,636
                                                            ------------
                                                            $  2,896,737
                                                            ------------

   The accompanying notes are an integral part of these financial statements.
                                                                              11
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Pioneer Mid Cap Growth Fund

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SCHEDULE OF INVESTMENTS 3/31/03 (unaudited)                       (continued)
--------------------------------------------------------------------------------

   Shares                                                        Value
              General Merchandise Stores - 1.3%
  86,400      Dollar Tree Stores, Inc.*                     $  1,719,360
 132,700      Family Dollar Stores, Inc.                       4,097,776
                                                            ------------
                                                            $  5,817,136
                                                            ------------
              Specialty Stores - 1.5%
 127,400      Bed Bath & Beyond, Inc.*                      $  4,400,396
  90,300      Michaels Stores, Inc.*                           2,258,403
                                                            ------------
                                                            $  6,658,799
                                                            ------------
              Total Retailing                               $ 24,575,175
                                                            ------------
              Food & Drug Retailing - 3.2%
              Food Distributors - 1.9%
  70,999      Amerisourcebergen Corp.                       $  3,727,448
 141,600      McKesson HBOC, Inc.                              3,530,088
  86,200      Supervalu, Inc.                                  1,336,100
                                                            ------------
                                                            $  8,593,636
                                                            ------------
              Food Retail - 1.3%
 256,700      McCormick & Co., Inc.                         $  6,196,738
                                                            ------------
              Total Food & Drug Retailing                   $ 14,790,374
                                                            ------------
              Household & Personal Products - 0.6%
              Household Products - 0.6%
  86,700      Estee Lauder Co.                              $  2,632,212
                                                            ------------
              Total Household & Personal Products           $  2,632,212
                                                            ------------
              Health Care Equipment & Supplies - 13.5%
              Health Care Distributors & Services - 4.7%
  66,700      Allergan, Inc.                                $  4,549,607
 231,600      Biovail Corp. International*                     9,233,892
 109,000      Lincare Holdings Inc.*                           3,345,210
  95,400      Pediatrix Medical Group, Inc.*                   2,398,356
  33,900      Quest Diagnostics, Inc.*                         2,023,491
                                                            ------------
                                                            $ 21,550,556
                                                            ------------
              Health Care Equipment - 4.5%
 135,200      Guidant Corp.*                                $  4,894,240
 132,000      St. Jude Medical, Inc.*                          6,435,000
  59,500      Stryker Corp.                                    4,084,675
 106,900      Zimmer Holdings, Inc.*                           5,198,547
                                                            ------------
                                                            $ 20,612,462
                                                            ------------

   The accompanying notes are an integral part of these financial statements.
12
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Pioneer Mid Cap Growth Fund

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   Shares                                                     Value
              Health Care Equipment & Services - 0.5%
 102,900      Apria Healthcare Group, Inc.*              $  2,403,744
                                                         ------------
              Health Care Facilities - 0.4%
  99,000      DaVita, Inc.*                              $  2,052,270
                                                         ------------
              Managed Health Care - 3.4%
  76,400      Anthem, Inc.*                              $  5,061,500
  88,500      Express Scripts, Inc.*                        4,929,362
  71,900      Wellpoint Health Networks Inc.*               5,518,325
                                                         ------------
                                                         $ 15,509,187
                                                         ------------
              Total Health Care Equipment & Supplies     $ 62,128,219
                                                         ------------
              Pharmaceuticals & Biotechnology - 10.5%
              Biotechnology - 5.1%
 115,900      Gilead Sciences, Inc.*                     $  4,866,641
  88,700      IDEC Pharmaceuticals Corp.*                   3,035,314
 101,400      MedImmune, Inc.*                              3,328,962
 274,275      Scios, Inc.*+                                12,083,503
                                                         ------------
                                                         $ 23,314,420
                                                         ------------
              Pharmaceuticals - 5.4%
 124,500      Alpharma, Inc.                             $  2,232,285
 143,100      Barr Laboratories, Inc.*                      8,156,700
 408,450      IVAX Corp.*                                   5,003,513
 252,600      Mylan Laboratories, Inc.                      7,262,250
  75,000      Watson Pharmaceuticals, Inc.*                 2,157,750
                                                         ------------
                                                         $ 24,812,498
                                                         ------------
              Total Pharmaceuticals & Biotechnology      $ 48,126,918
                                                         ------------
              Banks - 1.9%
  93,200      North Fork Bancorporation, Inc.            $  2,744,740
 145,800      Synovus Financial Corp.                       2,608,362
  87,000      TCF Financial Corp.                           3,483,480
                                                         ------------
              Total Banks                                $  8,836,582
                                                         ------------
              Diversified Financials - 2.2%
              Consumer Finance - 0.4%
  76,500      The PMI Group, Inc.                        $  1,954,575
                                                         ------------

   The accompanying notes are an integral part of these financial statements.
                                                                              13
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Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03 (unaudited)                       (continued)
--------------------------------------------------------------------------------

   Shares                                                   Value
              Diversified Financial Services - 1.8%
  50,400      Legg Mason Inc.                          $  2,456,496
  75,200      Moody's Corp.                               3,476,496
  20,800      SLM Holdings Corp.                          2,307,136
                                                       ------------
                                                       $  8,240,128
                                                       ------------
              Total Diversified Financials             $ 10,194,703
                                                       ------------
              Insurance - 2.5%
              Insurance Brokers - 0.9%
  88,000      Platinum Underwriter Holdings, Ltd.      $  2,230,800
  64,500      Willis Group Holdings, Ltd.                 1,786,650
                                                       ------------
                                                       $  4,017,450
                                                       ------------
              Property & Casualty Insurance - 1.6%
  58,075      MBIA Inc.                                $  2,244,018
 133,100      Old Republic International Corp.*           3,560,425
  43,100      Radian Group, Inc.                          1,438,678
                                                       ------------
                                                       $  7,243,121
                                                       ------------
              Total Insurance                          $ 11,260,571
                                                       ------------
              Software & Services - 9.7%
              Application Software - 8.2%
 113,600      Adobe Systems, Inc.                      $  3,502,288
  87,900      Affiliated Computer Services, Inc.*         3,890,454
 233,200      Cadence Design System, Inc.*                2,332,000
  76,200      Electronic Arts, Inc.*                      4,468,368
 105,300      GTECH Holdings Corp.*                       3,439,098
 104,493      Intuit, Inc.*                               3,887,140
 267,600      Sybase, Inc.*                               3,465,420
 136,000      Symantec Corp.*+                            5,328,480
 100,900      Synopsys, Inc.*                             4,295,414
 166,266      Veritas Software Corp.*                     2,924,619
                                                       ------------
                                                       $ 37,533,281
                                                       ------------
              Systems Software - 1.5%
 265,100      SunGard Data Systems, Inc.*              $  5,646,630
  65,000      Take-Two Interactive Software, Inc.*        1,448,850
                                                       ------------
                                                       $  7,095,480
                                                       ------------
              Total Software & Services                $ 44,628,761
                                                       ------------

   The accompanying notes are an integral part of these financial statements.
14

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                       Value
              Technology Hardware & Development - 10.6%
              Computer Hardware - 0.2%
  11,783      Cognizant Tech Solutions Corp.*              $    793,114
                                                           ------------
              Computer Storage & Peripherals - 1.8%
  86,400      Lexmark International Group, Inc.*           $  5,784,480
 664,000      Quantum Corp. - DLT & Storage Systems*          2,397,040
                                                           ------------
                                                           $  8,181,520
                                                           ------------
              Electronic Equipment & Instruments - 1.1%
 243,700      Flextronics International, Ltd.*             $  2,125,064
  32,000      W.W. Grainger, Inc.                             1,372,800
  81,500      Waters Corp.*                                   1,724,540
                                                           ------------
                                                           $  5,222,404
                                                           ------------
              Networking Equipment - 0.4%
 150,000      Network Appliance, Inc.*                     $  1,678,500
                                                           ------------
              Semiconductor Equipment - 2.7%
 120,000      Brooks Automation Inc.*                      $  1,160,400
 190,000      Credence Systems Corp.*                         1,292,000
  51,500      Cymer, Inc.*                                    1,219,005
  69,600      DuPont Photomasks, Inc.*                        1,396,176
  73,100      KLA-Tencor Corp.*                               2,627,360
 244,500      Lam Research Corp.*                             2,784,611
  80,800      Novellus Systems, Inc.*                         2,203,416
                                                           ------------
                                                           $ 12,682,968
                                                           ------------
              Semiconductors - 2.9%
  65,000      Analog Devices, Inc.*                        $  1,787,500
 727,600      Applied Micro Circuits Corp.*                   2,371,976
 125,000      Cypress Semiconductor Corp.*                      862,500
 155,000      Intersil Holding Corp.*                         2,411,800
 139,100      Microchip Technology                            2,768,090
 187,000      Micron Technology, Inc.*                        1,522,180
 100,000      Semtech Corp.*                                  1,515,000
                                                           ------------
                                                           $ 13,239,046
                                                           ------------
              Telecommunications Equipment - 1.5%
 279,815      Ciena Corp.*                                 $  1,222,792
 143,200      L-3 Communications Holdings, Inc.*              5,752,344
                                                           ------------
                                                           $  6,975,136
                                                           ------------
              Total Technology Hardware & Development      $ 48,772,688
                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03 (unaudited)                       (continued)
--------------------------------------------------------------------------------

    Shares                                                              Value
               Telecommunication Services - 0.4%
               Integrated Telecommunication Services - 0.4%
     47,400    Telephone and Data Systems, Inc.                     $  1,939,134
                                                                    ------------
               Total Telecommunication Services                     $  1,939,134
                                                                    ------------
               Consumer Cyclicals - 0.3%
               Retail (Discounters) - 0.3%
     38,600    Ross Stores, Inc.                                    $  1,393,880
                                                                    ------------
               Total Consumer Cyclicals                             $  1,393,880
                                                                    ------------
               TOTAL COMMON STOCKS
               (Cost $409,811,503)                                  $399,628,175
                                                                    ------------
               EXCHANGE TRADED FUNDS - 4.6%
    461,200    NASDAQ 100 Index Traded Fund*                        $ 11,645,300
    184,000    Russell Midcap Growth Index Fund, Ishares               9,591,920
                                                                    ------------
                                                                    $ 21,237,220
                                                                    ------------
               TOTAL EXCHANGE TRADED FUNDS
               (Cost $20,445,991)                                   $ 21,237,220
                                                                    ------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $433,257,494)                                  $424,506,645
                                                                    ------------
 Principal
    Amount
               TEMPORARY CASH INVESTMENT - 7.5%
               Repurchase Agreement - 7.5%
$34,200,000    Credit Suisse First Boston Group, Inc., 1.28%,
               dated 3/31/03, repurchase price of $34,200,000
               plus accrued interest on 4/1/03, collateralized by
               $36,067,000 U.S. Treasury Note, 3.25%,
               12/31/03                                             $ 34,200,000
                                                                    ------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $34,200,000)                                   $ 34,200,000
                                                                    ------------
               TOTAL INVESTMENT IN SECURITIES AND
               TEMPORARY CASH INVESTMENTS - 100.0%
               (Cost $468,914,540)(a)(b)(c)                         $458,706,645
                                                                    ============

   The accompanying notes are an integral part of these financial statements.
16

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*   Non-income producing security.

(a) At March 31, 2003, the net unrealized loss on investments based on cost for federal income tax purposes of $472,364,030 was as follows:

    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                      $ 60,453,539

    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                       (74,110,924)
                                                                   ------------
    Net unrealized loss                                            $(13,657,385)
                                                                   ============

(b) At September 30, 2002, the Fund had a net capital loss carryforward of $29,024,530 which will expire between 2009 and 2010 if not utilized.

(c) The Fund elected to defer approximately $84,478,819 of capital losses recognized between November 1, 2001 and September 30, 2002 to its fiscal year ending September 30, 2003.

+ At March 31, 2003, the following securities have been pledged to cover margin requirements for open futures contracts.

    Shares     Security           Market Value
    82,000     Scios, Inc.        $3,612,920
    37,500     Symantec Corp.     $1,469,250

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2003 aggregated $103,628,939 and $110,796,643, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
BALANCE SHEET 3/31/03 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value and temporary cash
   investment at amortized cost (cost $468,914,540)           $458,706,645
  Receivables -
   Investment securities sold                                    3,092,173
   Fund shares sold                                                128,112
   Dividends and interest                                          162,370
  Other                                                             23,166
                                                              ------------
     Total assets                                             $462,112,466
                                                              ------------
LIABILITIES:
  Payables -
   Investments purchased                                      $  1,962,998
   Fund shares repurchased                                         338,233
   Variation margin                                                436,500
  Due to affiliates                                                433,280
  Due to custodian                                                  96,544
  Accrued expenses                                                 163,038
                                                              ------------
     Total liabilities                                        $  3,430,593
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $634,769,255
  Accumulated net investment loss                               (1,085,321)
  Accumulated net realized loss on investments and futures
  contracts                                                   (165,126,716)
  Net unrealized loss on investments                           (10,207,895)
  Net unrealized gain on futures contracts                         332,550
                                                              ------------
     Total net assets                                         $458,681,873
                                                              ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $425,235,098/41,879,191 shares)           $      10.15
                                                              ============
  Class B (based on $21,044,482/2,323,882 shares)             $       9.06
                                                              ============
  Class C (based on $12,402,293/1,325,012 shares)             $       9.36
                                                              ============
MAXIMUM OFFERING PRICE:
  Class A ($10.15 [divided by] 94.25%)                        $      10.77
                                                              ============
  Class C ($9.36 [divided by] 99.00%)                         $       9.45
                                                              ============

   The accompanying notes are an integral part of these financial statements.
18

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 3/31/03


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $4,773)         $     998,448
  Interest                                                          307,310
  Income from securities loaned, net                                  5,832
                                                              -------------
       Total investment income                                                 $   1,311,590
                                                                               -------------
EXPENSES:
  Management fees
   Basic fee                                                  $   1,436,750
   Performance adjustment                                          (459,760)
  Transfer agent fees
   Class A                                                          518,582
   Class B                                                           99,099
   Class C                                                           31,424
  Distribution fees
   Class A                                                          473,352
   Class B                                                          108,329
   Class C                                                           38,872
  Administrative fees                                                43,290
  Custodian fees                                                     18,845
  Professional fees                                                  20,686
  Registration fees                                                  14,784
  Printing                                                           43,259
  Fees and expenses of nonaffiliated trustees                         8,192
  Miscellaneous                                                       7,399
                                                              -------------
     Total expenses                                                            $   2,403,103
     Less fees paid indirectly                                                        (6,192)
                                                                               -------------
     Net expenses                                                              $   2,396,911
                                                                               -------------
     Net investment loss                                                       $  (1,085,321)
                                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FUTURES CONTRACTS:
  Net realized loss from:
   Investments                                                $ (47,263,900)
   Futures contracts                                             (2,128,540)   $ (49,392,440)
                                                              -------------    -------------
  Change in net unrealized gain (loss) from:
   Investments                                                $  71,946,791
   Futures contracts                                              1,551,113    $  73,497,904
                                                              -------------    -------------
     Net gain on investments and futures contracts                             $  24,105,464
                                                                               -------------
     Net increase in net assets resulting from operations                      $  23,020,143
                                                                               =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 3/31/03 and the Year Ended 9/30/02

                                                         Six Months
                                                            Ended
                                                           3/31/03        Year Ended
                                                         (unaudited)        9/30/02
FROM OPERATIONS:
Net investment loss                                    $ (1,085,321)   $  (3,367,748)
Net realized loss on investments                        (49,392,440)     (98,282,320)
Change in net unrealized gain (loss) on investments
  and futures contracts                                  73,497,904       13,053,282
                                                       ------------    -------------
   Net increase (decrease) in net assets resulting
     from operations                                   $ 23,020,143    $ (88,596,786)
                                                       ------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $ 63,149,328    $ 159,483,357
Cost of shares repurchased                              (80,832,872)    (222,395,158)
                                                       ------------    -------------
   Net decrease in net assets resulting from fund
     share transactions                                $(17,683,544)   $ (62,911,801)
                                                       ------------    -------------
   Net increase (decrease) in net assets               $  5,336,599    $(151,508,587)
NET ASSETS:
Beginning of period                                     453,345,274      604,853,861
                                                       ------------    -------------
End of period (including accumulated net investment
  loss of $1,085,321 and $0, respectively)             $458,681,873    $ 453,345,274
                                                       ============    =============

                             '03 Shares      '03 Amount
                            (unaudited)      (unaudited)      '02 Shares      '02 Amount
CLASS A
Shares sold                   5,010,858    $  50,530,637       10,188,500    $133,403,614
Less shares repurchased      (7,147,027)     (71,786,950)     (15,179,572)    195,701,907)
                             ----------    -------------      -----------    ------------
   Net decrease              (2,136,169)   $ (21,256,313)      (4,991,072)   $(62,298,293)
                             ==========    =============      ===========    ============
CLASS B
Shares sold                     342,865    $   3,081,398        1,476,686    $ 18,174,422
Less shares repurchased        (439,339)      (3,914,148)      (1,905,525)    (22,249,617)
                             ----------    -------------      -----------    ------------
   Net decrease                 (96,474)   $    (832,750)        (428,839)   $ (4,075,195)
                             ==========    =============      ===========    ============
CLASS C
Shares sold                   1,012,949    $   9,537,293          713,266    $  7,905,321
Less shares repurchased        (554,548)      (5,131,774)        (361,354)     (4,443,634)
                             ----------    -------------      -----------    ------------
   Net increase                 458,401    $   4,405,519          351,912    $  3,461,687
                             ==========    =============      ===========    ============

   The accompanying notes are an integral part of these financial statements.
20

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Six Months
                                                    Ended
                                                   3/31/03      Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                           (unaudited)     9/30/02      9/30/01      9/30/00      9/30/99      9/30/98
Net asset value, beginning of period                $   9.65     $  11.61     $  23.15   $    18.08     $  16.53     $  23.39
                                                    --------     --------     --------   ----------     --------     --------
Increase (decrease) from investment operations:
 Net investment loss                                $  (0.02)    $  (0.06)    $  (0.03)  $    (0.06)    $  (0.05)    $  (0.07)
 Net realized and unrealized gain (loss) on
  investments and futures contracts                     0.52        (1.90)       (8.39)        8.22         3.05        (3.44)
                                                    --------     --------     --------   ----------     --------     --------
   Net increase (decrease) from investment
    operations                                      $   0.50     $  (1.96)    $  (8.42)  $     8.16     $   3.00     $  (3.51)
Distributions to shareowners:
 Net realized gain                                        --           --        (3.12)       (3.09)       (1.45)       (3.35)
                                                    --------     --------     --------   ----------     --------     --------
Net increase (decrease) in net asset value          $   0.50     $  (1.96)    $ (11.54)  $     5.07     $   1.55     $  (6.86)
                                                    --------     --------     --------   ----------     --------     --------
Net asset value, end of period                      $  10.15     $   9.65     $  11.61   $    23.15     $  18.08     $  16.53
                                                    ========     ========     ========   ==========     ========     ========
Total return*                                           5.18%      (16.88)%     (40.26)%      49.93%       19.09%      (15.90)%
Ratio of net expenses to average net assets+            0.96%**      0.94%        0.87%        0.86%        0.88%        0.79%
Ratio of net investment loss to average net
 assets+                                               (0.39)%**    (0.45)%      (0.23)%      (0.30)%      (0.27)%      (0.35)%
Portfolio turnover rate                                   48%**        48%          65%          81%         150%         110%
Net assets, end of period (in thousands)            $425,235     $424,613     $569,070   $1,054,081     $739,427     $767,265
Ratios with reduction for fees paid indirectly:
 Net expenses                                           0.95%**      0.93%        0.85%        0.84%        0.86%        0.79%
 Net investment loss                                   (0.38)%**    (0.44)%      (0.21)%      (0.28)%      (0.25)%      (0.35)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
**  Annualized

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Six Months
                                                    Ended
                                                   3/31/03      Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                           (unaudited)     9/30/02      9/30/01      9/30/00      9/30/99      9/30/98
Net asset value, beginning of period                $  8.66       $ 10.58      $ 21.68      $ 17.24      $ 15.99      $ 22.98
                                                    -------       -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                $ (0.09)      $ (0.25)     $ (0.22)     $ (0.26)     $ (0.10)     $ (0.18)
 Net realized and unrealized gain (loss) on
  investments and futures contracts                    0.49         (1.67)       (7.76)        7.79         2.80        (3.46)
                                                    -------       -------      -------      -------      -------      -------
   Net increase (decrease) from investment
    operations                                      $  0.40       $ (1.92)     $ (7.98)     $  7.53      $  2.70      $ (3.64)
Distributions to shareowners:
 Net realized gain                                       --            --        (3.12)       (3.09)       (1.45)       (3.35)
                                                    -------       -------      -------      -------      -------      -------
Net increase (decrease) in net asset value          $  0.40       $ (1.92)     $(11.10)     $  4.44      $  1.25      $ (6.99)
                                                    -------       -------      -------      -------      -------      -------
Net asset value, end of period                      $  9.06       $  8.66      $ 10.58      $ 21.68      $ 17.24      $ 15.99
                                                    =======       =======      =======      =======      =======      =======
Total return*                                          4.62%       (18.15)%     (41.08)%      48.51%       17.76%      (16.86)%
Ratio of net expenses to average net assets+           2.41%**       2.31%        2.01%        1.85%        1.91%        1.81%
Ratio of net investment loss to average net
 assets+                                              (1.84)%**     (1.83)%      (1.35)%      (1.28)%      (1.31)%      (1.38)%
Portfolio turnover rate                                  48%**         48%          65%          81%         150%         110%
Net assets, end of period (in thousands)            $21,044       $20,970      $30,143      $73,968      $10,699      $ 5,969
Ratios with reduction for fees paid indirectly:
 Net expenses                                          2.40%**       2.29%        1.99%        1.83%        1.89%        1.80%
 Net investment loss                                  (1.83)%**     (1.81)%      (1.33)%      (1.26)%      (1.29)%      (1.37)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
**  Annualized

   The accompanying notes are an integral part of these financial statements.
22

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Six Months
                                                     Ended
                                                    3/31/03     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                           (unaudited)     9/30/02      9/30/01      9/30/00      9/30/99      9/30/98
Net asset value, beginning of period                $  8.96       $ 10.96      $ 22.32      $ 17.66       $16.30      $ 23.33
                                                    -------       -------      -------      -------       ------      -------
Increase (decrease) from investment operations:
 Net investment loss                                $ (0.05)      $ (0.16)     $ (0.22)     $ (0.01)      $(0.07)     $ (0.18)
 Net realized and unrealized gain (loss) on
  investments and futures contracts                    0.45         (1.84)       (8.02)        7.76         2.88        (3.50)
                                                    -------       -------      -------      -------       ------      -------
   Net increase (decrease) from investment
    operations                                      $  0.40       $ (2.00)     $ (8.24)     $  7.75       $ 2.81      $ (3.68)
Distributions to shareowners:
 Net realized gain                                       --            --        (3.12)       (3.09)       (1.45)       (3.35)
                                                    -------       -------      -------      -------       ------      -------
Net increase (decrease) in net asset value          $  0.40       $ (2.00)     $(11.36)     $  4.66       $ 1.36      $ (7.03)
                                                    -------       -------      -------      -------       ------      -------
Net asset value, end of period                      $  9.36       $  8.96      $ 10.96      $ 22.32       $17.66      $ 16.30
                                                    =======       =======      =======      =======       ======      =======
Total return*                                          4.46%       (18.25)%     (41.07)%      48.61%       18.13%      (16.77)%
Ratio of net expenses to average net assets+           2.30%**       2.56%        2.18%        1.88%        1.86%        1.75%
Ratio of net investment loss to average net
 assets+                                              (1.72)%**     (2.08)%      (1.53)%      (1.32)%      (1.26)%      (1.31)%
Portfolio turnover rate                                  48%**         48%          65%          81%         150%         110%
Net assets, end of period (in thousands)            $12,402       $ 7,762      $ 5,641      $11,414       $3,005      $ 1,460
Ratios with reduction for fees paid indirectly:
 Net expenses                                          2.29%**       2.55%        2.13%        1.86%        1.82%        1.74%
 Net investment loss                                  (1.71)%**     (2.02)%      (1.48)%      (1.30)%      (1.22)%      (1.30)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.
**  Annualized

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Growth Fund

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NOTES TO FINANCIAL STATEMENTS 3/31/03 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital growth.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence, interest income, including interest income bearing cash

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    accounts is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures con-tracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The potential risk to the Fund is that the change in value of the contracts may not directly correlate to the change in value of the underlying securities.

    At March 31, 2003, open futures contracts were as follows:

--------------------------------------------------------------------------------
                      Number of
                      Contracts    Settlement      Market     Unrealized
Type                Long/(Short)      Month        Value         Gain
------------------------------------------------------------------------
S&P Midcap 400           30           6/03      $ 6,141,750    $140,000
NASDAQ 100              120           6/03      $12,252,000    $192,550
--------------------------------------------------------------------------------

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03 (unaudited)                 (continued)
--------------------------------------------------------------------------------

    investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). PFD earned $22,161 in underwriting commissions on the sale of Fund shares during the six months ended March 31, 2003.

E.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

F.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    value of loaned securities and cash collateral at period end is disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.625% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.20% based on the Fund's investment performance as compared with the Standard & Poor's MidCap 400 Index. The performance comparison is made for a rolling 36-month period. For the six months ended March 31, 2003, the aggregate performance adjustment resulted in a reduction to the basic fee of $459,760. For the six months ended March 31, 2003, the management fee was equivalent to a rate of 0.425% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2003, $180,348 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $146,097 in transfer agent fees payable to PIMSS at March 31, 2003.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03 (unaudited)                 (continued)
--------------------------------------------------------------------------------

of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $106,835 in distribution fees payable to PFD at March 31, 2003.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2003, CDSCs in the amount of $21,967 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended March 31, 2003, the Fund's expenses were reduced by $6,192 under such arrangements.

6. Line of Credit
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended March 31, 2003, the Fund had no borrowings under this agreement.

Pioneer Mid Cap Growth Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                 Officers
John F. Cogan, Jr., Chairman             John F. Cogan, Jr., President
Mary K. Bush                             Daniel T. Geraci, Executive
Richard H. Egdahl, M.D.                   Vice President*
Daniel T. Geraci                         Vincent Nave, Treasurer
Margaret B.W. Graham                     Joseph P. Barri, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

* Mr. Geraci resigned as Executive Vice President and Trustee of the Fund on 4/30/03.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:


Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our website:                                   www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus. For information on other Pioneer mutual funds including charges and expenses, call 800-225-6292 and request a prospectus. Please read it carefully before investing or sending money.

[LOGO]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109                                        13266-00-0503
www.pioneerfunds.com                    (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC